UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 29, 2003

NEXTEL PARTNERS, INC.

(Exact Name Of Registrant as Specified in Charter)

DELAWARE	000-29633	91-1930918
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4500 Carillon Point

Kirkland, Washington 98033

(425) 576-3600

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Item 7.                                                           Financial Statements and Exhibits

(c) Exhibits.	Description of Document

99.1	Press Release dated July 29, 2003 announcing Nextel Partners, Inc.’s financial results for the quarterly period ended June 30, 2003.

Item 12.                                                    Results of Operations and Financial Condition.

                    On July 29, 2003, Nextel Partners, Inc. (the “Company”) announced its financial results for the fiscal quarter ended June 30, 2003.  The foregoing information is provided pursuant to Item 12, “Results of Operations and Financial Condition,” on Form 8-K.  The information in this report shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.  A copy of the Company’s press release announcing these financial results and certain other information is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                    The information presented in the attached press release includes financial information prepared in accordance with generally accepted accounting principles, or GAAP, as well as other financial measures that may be considered non-GAAP financial measures, including Adjusted EBITDA, ARPU, LRS, free cash flow, net capital expenditures, net loss excluding the loss on early retirement of debt, and loss attributable to common stockholders excluding the loss on early retirement of debt.  Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  As described more fully in the notes to the financial tables attached to the press release, management believes these non-GAAP measures provide meaningful additional information about the Company’s performance and its ability to service its long-term debt and other fixed obligations and to fund its continued growth.  The non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.  Reconciliations from GAAP results to these non-GAAP financial measures are provided in the notes to the financial tables attached to the press release.  Although the Company has stated that it expects to be free cash flow positive for the full year 2004, the Company is currently unable to provide a quantitative reconciliation of free cash flow to net cash provided by (used in) operating activities for the full year 2004 because significant GAAP information relating to 2004 fiscal periods that would be necessary to determine the Company's anticipated 2004 net cash provided by (used in) operating activities, including net loss, interest, taxes, depreciation and amortization, is currently not available or ascertainable with the requisite specificity without unreasonable effort.

                    The attached press release contains forward-looking statements relating to the Company’s performance during 2003.  A more thorough discussion of certain factors which may affect the Company’s operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and will also be included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2003 to be filed in the third quarter of 2003.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL PARTNERS, INC.

Date: July 29, 2003	By:	/s/ John Chapple
John Chapple
Chief Executive Officer and President